Angel Oak Mortgage Trust 2021-6 ABS-15G

Exhibit 99.28

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Angel Oak Real Estate Investment Trust II. The review included a total of 466 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2021-6 (the “Securitization”). The review began on January 1, 2021, and concluded in September 1, 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation product was not required when the CU score provided was at or below 2.5. In the event the CU score greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (466 loans in total):

65 loans had Desktop Reviews and 103 loans had Automated Value Models.

If a loan with a Desktop Review or AVM with fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

Zero loans had a field review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 466 mortgage loans reviewed, 34 unique mortgage loans (7.30% by loan count) had a total of 36 different tape discrepancies across four data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Originator Back-End DTI	21	58.33%
UW FICO Utilized	7	19.44%
Original CLTV	5	13.89%
Original LTV	3	8.33%
Total Discrepancies:	36	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 78.97% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	368	$187,036,977	78.97%
Event Grade B	98	$58,984,095	21.03%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	466	$246,021,072	100%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	386	82.83%
Event Grade B	80	17.17%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	466	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	449	96.35%

Event Grade B	17	3.65%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	466	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	453	97.21%
Event Grade B	13	2.79%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	466	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Grade	Exception Category	Total
Credit	A	No Credit Findings	275
		Borrower 1 VVOE is not within 7 days of Note date	18

Borrower credit report is greater than 60 days from the Note date	15
Length of housing history does not meet guidelines	15
Borrower Income Verification does not match Approval	9
Liquid Reserves do not meet minimum Guideline Required	9
DTI exceeds Guideline Maximum Allowable	8
Borrower 1 pay stub is greater than 60 days from note date.	7
Liquid Reserves are less than Guidelines Required	7
Borrower Income Verification is less than 12 months	6
Housing history does not meet guidelines	6
Asset statements are greater than 75 days from Note date.	5
Underwriting FICO does not meet Guideline Minimum Required	5
Borrower 2 credit report is greater than 60 days from Note date	4
Condo Approval Missing	4
DSCR is less than guideline minimum	4
Final Loan Application is Missing	4
Insufficient cash to close.	4
Closing/Escrow Instructions Not Provided	3
Note Document Indicator is Missing	3
Transmittal Summary Indicator is Missing	3
Transmittal Summary is Missing	3
Borrower 2 VVOE is not within 7 days of Note date	2
CoBorrower Income Verification does not match Approval	2
Flood Certificate is Missing	2
Fraud Report Missing	2
Lender Exception/Waiver Approval Documentation is Missing	2
Signed 4506t is missing	2
Title Policy is Missing	2
Underwriting LTV exceeds Guideline Maximum Allowable	2
Percentage of Downpayment from Borrower Own Funds is Zero	2
Asset Documents are Incomplete	1
Borrower 2 is missing signed 4506t.	1
Borrower 2 pay stub is greater than 60 days from note date.	1

	Borrower Employment Verification does not meet guidelines	1
	Borrower Employment Verification is Unavailable	1
	Borrower Liabilities Verification Indicator is Partial	1
	Borrower Transcripts are missing	1
	Cash to Borrower Exceeds Maximum Allowable	1
	CoBorrower Employment Verification is Unavailable	1
	CoBorrower Transcripts is Missing	1
	Downpayment Source is Unavailable	1
	Final Loan Application is Partial	1
	Flood Insurance Policy is Missing	1
	Fraud Report Shows Uncleared Alerts	1
	Fully Executed Purchase Contract is Missing	1
	HAZARD INSURANCE CERTIFICATE MISSING	1
	Homeownership Education Certificate Missing	1
	Initial Loan Application is Missing	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Prepayment Penalty Indicator is Missing	1
	Property is located in a FEMA disaster area	1
	Underwriting CLTV exceeds Guideline Maximum Allowable	1
	Total Credit Grade (A) Exceptions	457
B	Length of housing history does not meet guidelines	21
	Housing history does not meet guidelines	12
	Borrower Liabilities Verification Indicator is Partial	9
	Underwriting CLTV exceeds Guideline Maximum Allowable	9
	Underwriting LTV exceeds Guideline Maximum Allowable	8
	Liquid Reserves are less than Guidelines Required	7
	DSCR is less than guideline minimum	5
	Overdraft/NSF Count Exceeds Tolerance	5
	Cash to Borrower Exceeds Maximum Allowable	4
	Appraisal date is greater than 120 days from Origination date.	3
	Asset statements are greater than 75 days from Note date.	3
	Borrower Income Verification is less than 12 months	3
	Asset Documents are Incomplete	2
	Borrower credit report is greater than 60 days from the Note date	2

		Borrower Income Verification does not match Approval	2
		DTI exceeds Guideline Maximum Allowable	2
		Percentage of Downpayment from Borrower Own Funds is Zero	1
		Borrower Credit Report Indicator is Partial	1
		Closing/Escrow Instructions Not Provided	1
		Initial Credit Application is Not Executed	1
		Unresolved derogatory credit	1
		Total Credit Grade (B) Exceptions	102
Compliance	A	No Compliance Findings	385
		Initial Closing Disclosure Delivery Date Test	29
		Charges That Cannot Increase Test	21
		Consummation or Reimbursement Date Validation Test	21
		Reimbursement Amount Test	20
		Qualified Mortgage APR Threshold Finding	16
		Affiliated Business Disclosure is Missing	12
		Charges That In Total Cannot Increase More Than 10% Test	8
		Initial Escrow Account Disclosure is Missing	7
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	7
		Initial Loan Estimate Delivery Date Test (from application)	6
		ATR/QM Status is Pending	4
		Security Instrument Indicator is Missing	4
		eSigned Documents Consent is Missing	3
		Evidence of Rate Lock Not Provided	3
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	3
		Initial Loan Estimate Delivery Date Finding (prior to consummation)	3
		RESPA Homeownership Counseling Organizations Disclosure Date Test	3
		Written List of Service Providers Disclosure Date Test	3
		Home Acquisition Loan	2
		Property Flood Zone reflects property is not in a flood zone but Special Flood Zone is marked Yes	2
		Right to Cancel is Missing	2
		TILA Right of Rescission Test	2
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	2
		TRID Post-Consummation Reason for Redisclosure Validation Test	2

	ARM Disclosure is Missing	1
	Bona Fide Discount Points Test	1
	CHARM Booklet is Missing	1
	Escrow Waiver Disclosure is Missing	1
	First Lien Prepaid Finance Charge Test	1
	High-Cost Mortgage Date the Rate Was Set Validation Test	1
	Higher-Priced Mortgage Loan Date the Rate Was Set Validation Test	1
	Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
	Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5)).	1
	Homeownership Counseling Disclosure is Missing	1
	Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
	Initial Loan Estimate Delivery Date Test (prior to consummation)	1
	Intent to Proceed is Missing	1
	Lender Credits That Cannot Decrease Test	1
	NC RSHL Qualified Mortgage Points and Fees	1
	Notice of Special Flood Hazards is Missing	1
	Original Loan Amount From Note Does Not Equal Final Closing Disclosure Loan Amount	1
	Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
	Reimbursement Amount Validation Test	1
	Right to Cancel Transaction Date is different from the Transaction Date	1
	Security Instrument Indicator is Partial	1
	TRID Disclosure Delivery and Receipt Date Validation Test	1
	TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
	TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
	Written List of Service Providers is Missing	1
	Total Compliance Grade (A) Exceptions	596
B	Affiliated Business Disclosure is Missing	10
	Prohibited Fees Test	2
	Charges That Cannot Increase Test	1
	Charges That In Total Cannot Increase More Than 10% Test	1
	Homeownership Counseling Disclosure is Partial	1

		Initial Closing Disclosure Delivery Date Test	1
		Interest Rate Test	1
		Original Loan Amount From Note Does Not Equal Final Closing Disclosure Loan Amount	1
		Written List of Service Providers is Missing	1
		Total Compliance Grade (B) Exceptions	19
Property	A	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	63
		Third Party Valuation Product not Provided	30
		Property Survey Not Provided	4
		Are all required Addendum and Exhibits included is No	2
		Property Issues Noted	1
		Second Appraisal is Missing	1
		Third Party AVM to appraised value exceeds 10% allowable variance	1
		Was lowest appraised value used to qualify is No	1
		Total Property Grade (A) Exceptions	103
	B	Property Issues Noted	6
		Property Survey Not Provided	4
		Is Completion Certificate in file is No	1
		Second Appraisal is Missing	1
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	1
		Total Property Grade (B) Exceptions	13

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.